UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 22, 2004

DAWSON GEOPHYSICAL COMPANY

(Exact name of Registrant as specified in its charter)

TEXAS (State of incorporation or organization)	2-71058 (Commission file number)	75-0970548 (I.R.S. employer identification number)

508 West Wall, Suite 800
Midland, Texas 79701
(Address of principal executive offices)

(432) 684-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Revolving Line of Credit Loan Agreement
Press Release

Item 1.01 Entry into a Material Definitive Agreement

On December 22, 2004, Dawson Geophysical Company (the “Company”) entered into a $10.0 million revolving line of credit loan agreement (the “Credit Agreement”) with Western National Bank (the “Bank”) under which the Company may borrow, repay and reborrow, on a secured basis and from time to time until December 22, 2005, up to $10.0 million.

Interest on the outstanding amount under the Credit Agreement is payable monthly (beginning on January 22, 2005) at a rate equal to the greater of (i) the Prime Rate and (ii) 5.0%. The Company’s obligations under the agreement are secured by a security interest in the Company’s accounts receivable and related collateral.

The Credit Agreement contains customary covenants for credit facilities of this type, including limitations on distributions and dividends, liens, disposition of assets and mergers and acquisitions. The Company is also obligated to meet certain financial covenants under the Credit Agreement, including maintaining a minimum Tangible Net Worth (as defined in the Credit Agreement) of $40.0 million and maintaining specified ratios with respect to cash flow coverage, current assets and liabilities, and debt to Tangible Net Worth.

The Company must repay borrowings under the Credit Agreement by December 22, 2005, unless payment is accelerated upon the occurrence of an event of default, which includes customary defaults such as failure to pay interest or principal when due, inaccuracies of representations of warranties in any significant respect, failure to comply with covenants under agreements with the Bank and certain insolvency and receivership events affecting the Company.

The foregoing is merely a summary of the terms and conditions of the Credit Agreement and not a complete discussion of the document. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Credit Agreement attached as Exhibit 10.1 to this Current Report.

On December 23, 2004, the Company issued a press release announcing that the Company had entered into the Credit Agreement. The Company hereby incorporates by reference into this Item 1.01 the information set forth in such press release, a copy of which is furnished as Exhibit 99.1 to this Current Report.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

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EXHIBIT
NUMBER		DESCRIPTION

10.1	—	Revolving Line of Credit Loan Agreement dated December 22, 2004 between Dawson Geophysical Company and Western National Bank

99.1	—	Press release dated December 23, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY

Date: December 23, 2004	By:	/s/ Christina W. Hagan
Christina W. Hagan
Chief Financial Officer

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INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
10.1	—	Revolving Line of Credit Loan Agreement dated December 22, 2004 between Dawson Geophysical Company and Western National Bank

99.1	—	Press release dated December 23, 2004.

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